UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 7, 2006

Earth Biofuels, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110249	71-0915825
(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Knox Street, Suite 403
Dallas, TX  75205
 (Address of Principal Executive Offices and  Zip Code)

(214) 389-9800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

On June 7, 2006, Earth Biofuels, Inc. (the “Company”) entered into a Securities Purchase Agreement, pursuant to which the Company sold $10 million principal amount of senior convertible notes to a group of institutional investors.  This is another in a series of financings that the Company anticipates closing over the next several months.

The notes carry an 8% coupon, payable quarterly, and may be redeemed by the Company at par at any time prior to their initial maturity date in September 2006.  The notes are not convertible until after September 2006, at which time the maturity date may be extended to December 2006 at the holder’s option.  The Company also issued to the investors 5-year warrants to purchase an aggregate of 1,500,000 shares of common stock at an exercise price of $2.93 per share.

The Company will use the proceeds from the sale, in concert with other funds, to continue to execute its business plan, specifically the construction or acquisition of additional biodiesel and ethanol facilities, and for other general corporate purposes, including working capital to support growth and capital expenditures associated with new project development.

The sale of convertible notes and warrants to the accredited investors was made in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

Contemporaneously with the execution and delivery of the Securities Purchase Agreement, the Company executed and delivered a Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights with respect to the shares of common stock underlying the convertible notes and warrants, under the Securities Act and applicable state securities laws.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit 4.1                                          Securities Purchase Agreement dated as of June 7, 2006 between the Company and the investors listed on the schedule thereto

Exhibit 4.2                                          Form of 8% Senior Convertible Note for investor

Exhibit 4.3                                          Form of 8% Senior Convertible Note for second investor

Exhibit 4.4                                          Form of 8% Senior Convertible Note for third investor

Exhibit 4.5                                          Form of Common Stock Purchase Warrant for investor

Exhibit 4.6                                          Form of Common Stock Purchase Warrant for second investor

Exhibit 4.7                                          Form of Common Stock Purchase Warrant for third investor

Exhibit 4.8                                          Registration Rights Agreement dated as of June 7, 2006 between the Company and the investors listed on the schedule thereto

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Earth Biofuels , Inc. (Registrant)

Date: June 8, 2006	By:	/s/ Dennis McLaughlin
Dennis McLaughlin,
CEO